Income Taxes	12 Months Ended
Dec. 31, 2019
Predecessor Company
Income Taxes
(7)	INCOME TAXES

The domestic (Ireland) and foreign components of pre-tax loss for the years ending December 31, 2018 and December 31, 2019 are as follows (in thousands):

	DECEMBER 31,
	2018	2019
Foreign	$(12,576)	$(16,803)
Domestic (Ireland)	(1,110)	(2,406)

Loss before income taxes	$(13,686)	$(19,209)

The provision for income taxes consist of the following (in thousands):

	YEAR ENDED DECEMBER 31,
	2018	2019
Current
Domestic (Ireland)	$—	$—
State (U.S.)	1	1
Foreign/federal	44	33

Total current	45	34
Deferred
Domestic (Ireland)	$—	$—
State (U.S.)	—	—
Foreign/federal	—	—

Total deferred	—	—

Provision for income taxes	$45	$34

A reconciliation of the Irish statutory income tax rate of 12.5% to the actual tax rate for the years ended December 31, 2018 and December 31, 2019 are as follows (in thousands):

	YEAR ENDED DECEMBER 31,
	2018	2019
At statutory rate	$(1,711)	$(2,401)
Foreign income tax at different rates	1,404	378
U.S. R&D credits	(499)	(861)
Change in valuation allowance	732	3,733
Share-based compensation	57	60
Prior period true ups	(38)	(950)
Other	100	75

Provision for income taxes	$45	$34

Significant components of the Company’s deferred tax assets as of December 31, 2018 and December 31, 2019 are as follows (in thousands):

	DECEMBER 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$363	$3,259
Research & other credits	1,701	3,260
Other	208	333

Total gross DTA	$2,272	$6,852

Less: Val. Allowance	(2,181)	(6,686)

Total deferred tax assets	$91	$166

Deferred tax liabilities:
Fixed assets	$(91)	$166

Total gross DTL	$(91)	$166

Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon the Company generating future taxable income, the timing and amount of which are uncertain. Accordingly, the deferred tax assets have been largely offset by a valuation allowance. The valuation allowance increased by approximately $0.8 million and $4.5 million for the years ended December 31, 2018 and December 31, 2019, respectively.

As of December 31, 2019, the Company had a net operating loss carryforwards for U.S. state income tax purposes of approximately $30.9 million, that expire in the year 2038, and for Ireland income tax purposes of approximately $4.0 million that never expire. As of December 31, 2019, the Company had U.S. federal research and development credit carryforwards of approximately $1.5 million, that expire in the year 2038, and U.S. state research and development credit carryforwards of approximately $2.4 million, that do not expire.

Utilization of the Company’s U.S. net operating loss and credit carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such annual limitation could result in the expiration of the U.S. net operating loss and credit carryforwards before utilization. To date, the Company has not performed an analysis to determine whether there would be a substantial annual limitation due to a change in ownership.

Unrecognized Tax Benefits

The Company’s policy is to include interest and penalties related to unrecognized tax benefits, if any, within the provision for taxes in the consolidated statements of operations and comprehensive loss. If the Company is eventually able to recognize its uncertain tax positions, the Company’s effective tax rate would be reduced. The Company currently has a full valuation allowance against its net deferred tax asset which would impact the timing of the effective tax rate benefit should any of these uncertain tax positions be favorably settled in the future.

The Company files income tax returns in Ireland, the U.S., and Malta. All of the Company’s tax years since 2015 remain open to examination.

The Company has the following activity relating to unrecognized tax benefits (in thousands):

	DECEMBER 31,
	2018	2019
Beginning balance	$247	$418
Gross increase—tax positions in prior periods	11	9
Gross decreases—tax positions in prior periods	—	(7)
Gross increases—tax positions in prior periods	160	272

Ending balance	$418	$692

Although it is reasonably possible that certain unrecognized tax benefits may increase or decrease within the next 12 months due to tax examination changes, settlement activities, expirations of statute of limitations or the impact on recognition and measurement considerations related to the results of published tax cases or other similar activities, the Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months. During the years ended December 31, 2018 and December 31, 2019, no interest or penalties were required to be recognized relating to unrecognized tax benefits.